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CONFIDENTIAL


                    LB-UBS COMMERCIAL MORTGAGE TRUST 2003-C5
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-C5

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.41 BILLION



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--------------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES.

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

TABLE OF CONTENTS

--------------------------------------------------------------------------------


I.       Transaction Highlights

II.      Structural Highlights

III.     Collateral Pool Highlights

IV.      Significant Mortgage Loans

V.       Summary Points

VI.      Investor Reporting

VII      Timeline



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Initial Mortgage Pool Balance:         Approximately $1.41 billion

Public Certificates:                   Approximately $1.31 billion

Private Certificates(1):               Approximately $89.5 million

Co-Lead Manager/Sole Book Runner:      Lehman Brothers Inc.

Co-Lead Manager:                       UBS Securities LLC

Co-Manager:                            Morgan Stanley & Co. Incorporated

Rating Agencies:                       Standard & Poor's, a division of The
                                       McGraw-Hill Companies, Inc. ("S&P") and
                                       Fitch, Inc. ("Fitch")

Trustee:                               LaSalle Bank National Association

Fiscal Agent:                          ABN AMRO Bank N.V.

Master Servicer:                       Wachovia Bank, National Association

Special Servicer:                      Lennar Partners, Inc.

------------------
1.  Not offered hereby.
--------------------------------------------------------------------------------
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

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Cut-Off Date:                                July 11, 2003

Determination Date:                          11th day of each month or if such
                                             day is not a business day, then the
                                             following business day

Distribution Date:                           4th business day after the
                                             Determination Date of each month,
                                             commencing in August 2003

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA Purposes     Classes A-1, A-2, A-3, A-4, A-5, B,
(Public Certificates):                       C, D, E, F and G

SMMEA Eligible:                              Classes A-1, A-2, A-3, A-4, A-5, B,
                                             C and D

DTC (Public Certificates):                   Classes A-1, A-2, A-3, A-4, A-5, B,
                                             C, D, E, F and G

Bloomberg:                                   Cash flows will be modeled on
                                             Bloomberg

                                                                    Minimum
Denominations:                                 Class             Denomination(1)
                                       ------------------------  ---------------
                                          A-1, A-2, A-3, A-4,        $10,000
                                       A-5, B, C, D, E, F and G

Lehman Brothers CMBS Index:                  All classes will be included in the
                                             Lehman Brothers CMBS Index

------------------
1.  Increments of $1 thereafter.
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                                       2

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CERTIFICATES

                                -------------------------------------------------------------
                                |                        Class A-1                           |-------------|
                                |         ------------------------------------------         |             |
                                |                        Class A-2                           |             |
                                |         ------------------------------------------         |             |
                                |                        Class A-3                           |             |
                                |         ------------------------------------------         |             |
                                |                        Class A-4                           |             |
                                |         ------------------------------------------         |             |
                                |                        Class A-5                           |             |
         Offered                |         ------------------------------------------         |             |
       Certificates  -----------|                        Class B                             |             |
                                |         ------------------------------------------  Class  |             |
                                |                        Class C                      X-CL(1)|             |
                                |         ------------------------------------------         |             |
                                |                        Class D                             |             |
                                |         ------------------------------------------         |             |
                                |                        Class E                             |   Class     |
                                |         ------------------------------------------         |   X-CP(1)(2)|
                                |                        Class F                             |             |
                                |         ------------------------------------------         |             |
                                |                        Class G                             |             |
                                 ---      ------------------------------------------         |             |
                                |                        Class H                             |             |
                                |         ------------------------------------------         |             |
                                |                        Class J                             |             |
                                |         ------------------------------------------         |             |
                                |                        Class K                             |             |
                                |         ------------------------------------------         |-------------|
                                |                        Class L                             |
                                |         ------------------------------------------         |
      Private, 144A             |                        Class M                             |
       Certificates  -----------|         ------------------------------------------         |
                                |                        Class N                             |
                                |         ------------------------------------------         |
                                |                        Class P                             |
                                |         ------------------------------------------         |
                                |                        Class Q                             |
                                |         ------------------------------------------         |
                                |                        Class S                             |
                                |         ------------------------------------------         |
                                |                        Class T                             |
                                --------------------------------------------------------------

---------------------------
1. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.

2. Initial notional amount of Class X-CP through July 2005 is as set forth herein. The Class X-CP notional balance will decrease thereafter until July 2010 when the class retires.

--------------------------------------------------------------------------------
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                                       3

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
BOND STRUCTURE

o    Sequential pay structure(1)
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)
o Credit enhancement for each class will be provided by the subordinate classes
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

--------------------------------------------------------------------------------------------------------------------------------
                     ORIGINAL           RATINGS           CREDIT                            WTD. AVG.            PRINCIPAL
 CLASS            FACE AMOUNT ($)    (S&P/FITCH)          SUPPORT       DESCRIPTION      LIFE (YEARS)(2)          WINDOW(2)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
A-1(3)             $113,000,000         AAA/AAA           14.875%       Fixed Rate              3.50             08/03-04/08
--------------------------------------------------------------------------------------------------------------------------------
A-2(3)             $354,000,000         AAA/AAA           14.875%       Fixed Rate              4.99             04/08-03/10
--------------------------------------------------------------------------------------------------------------------------------
A-3(3)             $250,000,000         AAA/AAA           14.875%       Fixed Rate              5.19             08/03-04/13
--------------------------------------------------------------------------------------------------------------------------------
A-4(3)             $125,000,000         AAA/AAA           14.875%       Fixed Rate              7.28             03/10-04/13
--------------------------------------------------------------------------------------------------------------------------------
A-5(3)             $354,064,000         AAA/AAA           14.875%       Fixed Rate              9.82             04/13-06/13
--------------------------------------------------------------------------------------------------------------------------------
B(3)                $22,833,000         AA+/AA+           13.250%       Fixed Rate(4)           9.88             06/13-06/13
--------------------------------------------------------------------------------------------------------------------------------
C(3)                $24,588,000          AA/AA            11.500%       Fixed Rate(4)           9.88             06/13-06/13
--------------------------------------------------------------------------------------------------------------------------------
D(3)                $15,807,000         AA-/AA-           10.375%       Fixed Rate(4)           9.88             06/13-06/13
--------------------------------------------------------------------------------------------------------------------------------
E(3)                $15,807,000          A+/A+             9.250%       Fixed Rate(4)           9.88             06/13-06/13
--------------------------------------------------------------------------------------------------------------------------------
F(3)                $22,833,000           A/A              7.625%       Fixed Rate(4)           9.95             06/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
G(3)                $17,563,000          A-/A-             6.375%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
H                   $15,807,000        BBB+/BBB+           5.250%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
J                   $10,538,000         BBB/BBB            4.500%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
K                   $14,051,000        BBB-/BBB-           3.500%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
L                   $12,294,000         BB+/BB+            2.625%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
M                    $5,269,000          BB/BB             2.250%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
N                    $3,513,000         BB-/BB-            2.000%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
P                    $7,025,000          B+/NR             1.500%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
Q                    $3,513,000           B/NR             1.250%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
S                    $3,513,000          B-/NR             1.000%       Fixed Rate(4)           9.96             07/13-07/13
--------------------------------------------------------------------------------------------------------------------------------
T                   $14,050,726          NR/NR              N/A         Fixed Rate(4)          12.93             07/13-04/18
--------------------------------------------------------------------------------------------------------------------------------
X-CL             $1,405,068,726(5)      AAA/AAA             N/A         Variable IO(6)          7.09(7)          08/03-04/18(8)
--------------------------------------------------------------------------------------------------------------------------------
X-CP             $1,266,105,000(5)      AAA/AAA             N/A         Variable IO(6)          4.99(7)          07/05-07/10(8)
--------------------------------------------------------------------------------------------------------------------------------

---------------------------
1. Except in the case of Class A-2, Class A-3, Class A-4, Class A-5, Class X-CL and Class X-CP which receive interest pro-rata with Class A-1. 29.7% of the Principal Distribution Amount to Class A-3 (until such class is retired), and the balance of the Principal Distribution Amount to Classes A-1, A-2, and A-4 in numeric sequential order until such class is retired. After Class A-4 is retired, principal up to the Principal Distribution Amount to Class A-5 until such class is retired, unless and until the principal balances of Classes B through T are retired, thereafter, the A Classes receive principal pro rata.
2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
3.   Publicly offered certificates.
4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
5.   Represents the notional amount.
6. Class X-CL and X-CP certificates have rights to certain excess interest on all underlying mortgage loans.
7. Represents the weighted average life of each dollar reduction in notional amount.
8.   Represents period over which the notional amount will be reduced to zero.
--------------------------------------------------------------------------------
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

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

==========================================================================================================
                                                                                    STATISTICAL DATA(1)
==========================================================================================================
Loans With Initial Lock-Out & Defeasance Thereafter                                       83.6%(2)
----------------------------------------------------------------------------------------------------------
Loans With Yield Maintenance                                                              14.7%(2)
----------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out Followed By Defeasance & Fixed Penalty Thereafter              1.6%(2)
----------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out(3)                                                    90.1 months
----------------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                               3.7 months
==========================================================================================================

---------------------------
1.   As of the Cut-Off Date.
2.   Percent of initial mortgage pool balance.
3. Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods.

==========================================================================================
                                                                    % OF INITIAL MORTGAGE
OPEN PREPAYMENT PERIOD AT END OF LOAN        NUMBER OF LOANS             POOL BALANCE
------------------------------------------------------------------------------------------
           NONE                                    17                       6.0%
------------------------------------------------------------------------------------------
         1 MONTH                                   10                       9.0%
------------------------------------------------------------------------------------------
         2 MONTHS                                   8                      21.6%
------------------------------------------------------------------------------------------
         3 MONTHS                                  31                      34.1%
------------------------------------------------------------------------------------------
         6 MONTHS                                   9                      15.6%
------------------------------------------------------------------------------------------
         9 MONTHS                                   4                      12.9%
------------------------------------------------------------------------------------------
        12 MONTHS                                   1                       0.8%
------------------------------------------------------------------------------------------
          TOTAL:                                   80                     100.0%
==========================================================================================

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STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

===============================================================================================
 PREPAYMENT PREMIUM      07/03       07/04       07/05       07/06       07/07       07/08
-----------------------------------------------------------------------------------------------
    LOCK-OUT/DEF.         87.1%       87.2%       87.2%       83.8%       83.9%       80.1%
-----------------------------------------------------------------------------------------------
    YIELD MAINT.          12.9%       12.8%       12.8%       14.6%       14.5%        2.2%
===============================================================================================
      SUB-TOTAL          100.0%      100.0%      100.0%       98.4%       98.4%       82.3%
===============================================================================================
==============================================================================================
 PREPAYMENT PREMIUM       07/09       07/10       07/11      07/12       07/13       07/14
----------------------------------------------------------------------------------------------
    LOCK-OUT/DEF.          97.3%       96.7%       96.7%      96.7%      100.0%      100.0%
----------------------------------------------------------------------------------------------
    YIELD MAINT.            2.7%        3.3%        3.3%       3.3%         -           -
==============================================================================================
      SUB-TOTAL           100.0%      100.0%      100.0%     100.0%      100.0%      100.0%
==============================================================================================


===============================================================================================
        2.0%               -           -           -         1.6%          -           -
-----------------------------------------------------------------------------------------------

        1.5%               -           -           -           -           -           -
-----------------------------------------------------------------------------------------------
        1.0%               -           -           -           -          1.6%         -
-----------------------------------------------------------------------------------------------

        0.5%               -           -           -           -           -           -
-----------------------------------------------------------------------------------------------
        OPEN               -           -           -           -           -         17.7%
===============================================================================================
        TOTAL             100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
===============================================================================================
=============================================================================================
        2.0%               -           -           -          -           -           -
---------------------------------------------------------------------------------------------

        1.5%               -           -           -          -           -           -
---------------------------------------------------------------------------------------------
        1.0%               -           -           -          -           -           -
---------------------------------------------------------------------------------------------

        0.5%               -           -           -          -           -           -
---------------------------------------------------------------------------------------------
        OPEN               -           -           -          -           -           -
=============================================================================================
        TOTAL             100.0%      100.0%      100.0%      100.0%     100.0%      100.0%
=============================================================================================

---------------
1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown, assuming no prepayments or defaults and that ARD loans mature and pay off on their respective anticipated repayment dates.

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






--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


o The pool includes eight mortgage loans (representing 44.4% of the initial mortgage pool balance) which S&P and Fitch have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o The largest Investment Grade Loan, the John Hancock Tower loan, is split into an A/B Note structure described on the following pages.

o    Summary of the pool composition is as follows:

======================================================================================================================

                                                              TOTAL PRINCIPAL BALANCE AS OF     % OF TOTAL MORTGAGE
                                 NUMBER OF LOANS                       CUT-OFF DATE                     POOL
----------------------------------------------------------------------------------------------------------------------
Investment Grade Loans                  8                                $623,629,538                   44.4%
----------------------------------------------------------------------------------------------------------------------
Conduit Loans                          72                                 781,439,189                   55.6
======================================================================================================================
TOTAL:                                 80                              $1,405,068,727                  100.0%
======================================================================================================================


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

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


o The John Hancock Tower A-1 Note was created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2:


                                                 AAA/AAA TO
                  A-1   A-2   A-3                 BBB+/A-       LB-UBS 2003-C5
JOHN HANCOCK      NOTE  NOTE  NOTE    A-1 NOTE  CASHFLOWS(1)        TRUST
 TOWER LOAN       ----------------    --------  -------------   -------------
                     B NOTE            B NOTE      BBB-         B NOTE TRUST
                                                CASHFLOWS(2)

o    The A-1 Note retains control rights for the John Hancock Tower Loan.

o The A-1 Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.(3)

o The B Note holder receives no principal payments until the principal amount of the A-1 Note has been paid in full.

o    The B Note will not be included in the LB-UBS 2003-C5 Trust.

---------------------------
1. S&P and Fitch have indicated to the Depositor that the A-1 Note proceeds are expected to contribute AAA/AAA through BBB+/A- cash flows to the LB-UBS 2003-C5 Trust.
2. Fitch has indicated to the Depositor that the B Note proceeds are expected to contribute BBB- cash flows to the B Note Trust.
3. The A-1 Note holder receives monthly payments pro rata with the A-2 and A-3 Note holders. The A-2 and A-3 Notes for the John Hancock Tower loan will not be included in the LB-UBS 2003-C5 Trust.

--------------------------------------------------------------------------------
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

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o    The combined A Notes(1) DSCR and LTV are set forth below:

             =============================================
                                    JOHN HANCOCK TOWER
             ---------------------------------------------
                    DSCR                  3.01x(2)
             ---------------------------------------------
                    LTV                   48.9%(3)
             ---------------------------------------------
               Shadow Rating(4)           BBB+/A-
             =============================================


---------------------------
1. The A-1 Note holder receives monthly payments pro rata with the A-2 and A-3 Note holders. The A-2 and A-3 Notes for the John Hancock Tower loan will not be included in the LB-UBS 2003-C5 Trust.
2. Based on underwritten net cash flow of $45,169,348 and the interest rate on an actual/360 day basis.
3.   Based on $655,000,000 appraised value dated as of April 1, 2003.
4. S&P and Fitch have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.

o    The combined A Notes(1) and B Note(1) DSCR and LTV are set forth below:

             =============================================
                                    JOHN HANCOCK TOWER
             ---------------------------------------------
                    DSCR                  2.68x(2)
             ---------------------------------------------
                    LTV                   55.0%(3)
             ---------------------------------------------
               Shadow Rating(4)             BBB-
             =============================================

---------------------------

1. The A-2, A-3 and B Notes for the John Hancock Tower loan will not be included in the LB-UBS 2003-C5 Trust.
2. Based on underwritten net cash flow of $45,169,348 and the interest rate on an actual/360 day basis.
3.   Based on $655,000,000 appraised value dated as of April 1, 2003.
4. Fitch has confirmed to the Depositor that the rating in this row reflects an assessment by Fitch that, in the context of the subject mortgage loan's inclusion in the B Note trust, its credit characteristics are consistent with obligations that are so rated.

--------------------------------------------------------------------------------
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                                       9

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2003-C5 transaction include the following:

     -   General Growth Properties, Inc.

     -   Westfield America, Inc.

     -   Beacon Capital Strategic Partners II

     -   Verizon Pension Fund / Davis Street Land Company

     -   Hartz Mountain Industries, Inc.

     -   Investcorp International, Inc.

     -   UBS Wealth Management

o    Conduit Origination Program

     - Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -   Substantially all borrowers are single asset entities

     -   Non-consolidation opinions

         o Delivered for substantially all loans with principal balances greater than $15 million

     - Cash management systems affecting approximately 98.2% of the initial mortgage pool balance

         o    Hard lockbox - 72.1% of the initial mortgage pool balance(1)

         o    Springing lockbox - 22.8% of the initial mortgage pool balance

---------------------------
1. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain multifamily and mobile home park properties where the property manager is required to deposit rents into a hard lockbox.

--------------------------------------------------------------------------------
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                                       10

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

================================================================================
         ESCROW TYPE(1)                       % OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                         93.2%
--------------------------------------------------------------------------------
Taxes(3)                                                     99.6%
--------------------------------------------------------------------------------
Insurance(4)                                                 95.1%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                        100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                            100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                            100.0%
================================================================================

---------------------------

1. Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit.
2.   As of the Cut-Off Date; excludes the Investment Grade Loans.
3. In instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly.
4. In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

--------------------------------------------------------------------------------
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                                       11

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

==============================================================================================
                     GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------
Size of Pool                                                                   $1,405,068,727
----------------------------------------------------------------------------------------------
Contributor of Collateral                                                       Lehman: 57.4%
                                                                                   UBS: 42.6%
----------------------------------------------------------------------------------------------
Number of Loans                                                                            80
----------------------------------------------------------------------------------------------
Weighted Average Gross Coupon                                                          5.392%
----------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                                      100 Months
----------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                                      91 Months
----------------------------------------------------------------------------------------------
Average Balance                                                                   $17,563,359
----------------------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)                    $10,853,322
----------------------------------------------------------------------------------------------
Largest Loan                                                                     $160,000,000
----------------------------------------------------------------------------------------------
Largest Conduit Loan                                                              $66,932,015
----------------------------------------------------------------------------------------------
WA U/W DSCR(2)                                                                          1.81x
----------------------------------------------------------------------------------------------
WA LTV(2)                                                                               66.9%
----------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)                                                            58.8%
----------------------------------------------------------------------------------------------
Geographic Diversity                                                                29 States
----------------------------------------------------------------------------------------------
Balloon and/or ARD Loans(1)(3)                                                         100.0%
==============================================================================================

---------------------------
1. Assumes ARD loans are paid in full on their respective anticipated repayment dates.
2.   Credit characteristics excluding the Investment Grade Loans are as follows:
     WA U/W DSCR: 1.53x; WA LTV: 74.7%; WA LTV at Maturity/ARD: 65.0%.
3.   Includes Interest Only loans.

--------------------------------------------------------------------------------
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                                       12

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

PROPERTY TYPE

o    Heavily concentrated in lower risk asset classes and Investment Grade
     Loans:

     - Regional Mall, Office, Anchored Retail, Industrial/Warehouse, Multifamily(1) and Investment Grade properties comprise 95.5% of the initial mortgage pool balance.

     - Investment Grade Loans comprise approximately 44.4% of the initial mortgage pool balance.

--------------------------------------------------------------------------------
                                 PROPERTY TYPE
--------------------------------------------------------------------------------

                                 [GRAPH OMITTED]

              OFFICE                     44.8%  (38.9% INVESTMENT GRADE)
              REGIONAL MALL              27.0%  (100.0% INVESTMENT GRADE)
              MULTIFAMILY(1)              6.2%
              ANCHORED RETAIL            17.2%
              UNANCHORED RETAIL           4.5%
              INDUSTRIAL/WAREHOUSE        0.4%

---------------------------

1. Multifamily component includes mobile home park properties representing 1.2% of the aggregate pool.
--------------------------------------------------------------------------------
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                                       13

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


GEOGRAPHIC DIVERSITY

o    The loans are secured by properties located in 29 states.

o    No state represents more than 15% (by principal balance).

o Only four states are home to more than 8.1% (by principal balance) of the Mortgaged Properties (California 14.4%, New York 11.9%, New Jersey 11.8% and Massachusetts 11.6%).

--------------------------------------------------------------------------------
                               STATE DISTRIBUTION
--------------------------------------------------------------------------------

                                [GRAPH OMITTED]

              OTHER(1)        28.4% (30.9% INVESTMENT GRADE)
              CA              14.4% (46.2% INVESTMENT GRADE)
              NY              11.9%
              NJ              11.8% (51.1% INVESTMENT GRADE)
              MA              11.6% (97.8% INVESTMENT GRADE)
              FL               8.1%
              WA               5.3% (84.7% INVESTMENT GRADE)
              MI               4.4% (68.8% INVESTMENT GRADE)
              WI               4.1% (98.2% INVESTMENT GRADE)

---------------------------
1.   No other state represents more than 3.4% of the Initial Pool Balance.

--------------------------------------------------------------------------------
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                                       14

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


CUT-OFF DATE LOAN SIZE DIVERSITY

o    80 mortgage loans

o Average loan size: $17,563,359 ($10,853,322 excluding the Investment Grade Loans)

o The largest loan comprises 11.4% of the initial mortgage pool balance (4.8% excluding the Investment Grade Loans)

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------

                                [GRAPH OMITTED]

                     $ MILLIONS       % 0F POOL        # OF LOANS
                     ----------       ---------        ----------
                  less than $6            8.4%              36
                       $6 - $14          14.0%              22
                      $14 - $40          14.9%              9
                      $40 - $60          29.3%              9
                      $60 - $100         10.8%              2
               greater than $100         22.5%              2

--------------------------------------------------------------------------------
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                                       15

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Strong weighted average underwritten debt service coverage ratio of 1.81x.

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
PROPERTY TYPE           % OF POOL      WA DSCR       MIN-MAX DSCR
--------------------------------------------------------------------------------
RETAIL                     48.7%        1.69x        1.21x-2.72x
  Regional Mall            27.0         1.80          1.47-1.94
  Anchored Retail          17.2         1.56          1.21-2.72
  Unanchored Retail         4.5         1.50          1.36-1.74
OFFICE                     44.8         1.99          1.25-3.01
MULTIFAMILY(1)              6.2         1.57          1.29-1.99
INDUSTRIAL/WAREHOUSE        0.4         1.41          1.41-1.41
--------------------------------------------------------------------------------
  TOTAL:                  100.0%        1.81x         1.21-3.01x
--------------------------------------------------------------------------------

                                  [BAR CHART OMITTED]

                    DSCR            % OF POOL       # OF LOANS
                 1.20x - 1.29x           1.4%             3
                 1.30x - 1.39x          10.3%            12
                 1.40x - 1.49x          23.6%            31
                 1.50x - 1.59x          14.5%            14
                 1.60x - 1.79x           3.7%             9
                 1.80x - 1.89x          10.4%             3
greater than or equal to 1.90x          36.1%             8

---------------------------
1. Multifamily component includes mobile home park properties representing 1.2% of the aggregate pool.

--------------------------------------------------------------------------------
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

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 66.9%
o    Weighted average loan at maturity or ARD(1) of 58.8%.

--------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                LTV              % OF POOL          # OF LOANS
  less than 50.0%                   11.5%                2
            50.1% - 55.0%            2.8%                1
            55.1% - 60.0%           15.3%                3
            60.1% - 65.0%           15.7%                7
            65.1% - 70.0%            5.4%                9
            70.1% - 75.0%           20.9%               28
            75.1% - 80.0%           28.5%               30


---------------------------
1.   Assumes ARD loans are paid in full on their anticipated repayment dates.
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                                       17

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

================================================================================================================================
                                                    Investment Grade Loans
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF INITIAL
    NAME                                      PROPERTY TYPE          CUT-OFF DATE      MORTGAGE   U/W DSCR(1) LTV(2)  S&P/FITCH(3)
                                                                        BALANCE     POOL BALANCE
--------------------------------------------------------------------------------------------------------------------------------
John Hancock Tower (A-1 Note)(4)                      Office         $160,000,000       11.4%       3.01x      48.9%     BBB+/A-
--------------------------------------------------------------------------------------------------------------------------------
Westfield Shoppingtown Plaza Bonita and
Westfield Shoppingtown Vancouver                  Regional Mall       156,807,240       11.2        1.94       57.6       A-/A
--------------------------------------------------------------------------------------------------------------------------------
GGP Mall Portfolio(5)                             Regional Mall       141,453,738       10.1        1.60       60.5       A/A+
--------------------------------------------------------------------------------------------------------------------------------
70 Hudson Street                                      Office           84,883,272        6.0        2.28       62.9        A/A
--------------------------------------------------------------------------------------------------------------------------------
The Mall at Steamtown                             Regional Mall        41,000,000        2.9        1.93       64.8        A/A
--------------------------------------------------------------------------------------------------------------------------------
GGP Pierre Bossier Mall                          Regional Mall        39,485,289         2.8        1.80       54.1       AAA/AA
================================================================================================================================
TOTALS/WEIGHTED AVERAGE:                               ----          $623,629,538       44.4%       2.17x       57.0%      ---
================================================================================================================================

---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant and in the case of the John Hancock Tower loan assuming a loan amount that includes the A-1 Note ($160,000,000), A-2 and A-3 Notes (combined balance of $160,000,000).
2. Calculated based on Cut-Off Date Balance and related appraised value and in the case of the John Hancock Tower loan is calculated assuming a loan amount that includes the A-1 Note ($160,000,000), A-2 and A-3 Notes (combined balance of $160,000,000). The GGP Mall Portfolio loan to value is calculated based on allocated loan balances.
3. S&P and Fitch have confirmed to us that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject Mortgage Loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
4. Represents the A-1 Note component of a $360,000,000 first mortgage secured by the John Hancock Tower.
5. The GGP Mall Portfolio consists of three cross-collateralized and cross-defaulted loans: GGP Oakwood Mall ($56,581,495), GGP Birchwood Mall ($42,436,122) and GGP Mall of the Bluffs ($42,436,122).

--------------------------------------------------------------------------------
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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

JOHN HANCOCK TOWER

Cut-Off Date Balance (A-1 Note):    $160,000,000

Interest Rate:                      4.625%

Maturity Date:                      4/8/08

Original Term to Maturity:          5 years

Amortization:                       Interest Only

Sponsor:                            Beacon Capital Strategic Partners II

Property:                           1.7 million square foot, 60-story trophy
                                    office complex including a sub-lease
                                    interest in a nearby 8-story, 1,988-space
                                    parking garage

Location:                           Boston, Massachusetts

Year Built:                         1973

Occupancy(1):                       98.0%

Major Tenants:                                                               Square      Approx. % of      Lease          Ratings
                                    Tenant                                    Feet         Base Rent      End Date       S&P/Fitch
                                    ------                                    ----         ---------      --------       ---------
                                    John Hancock Financial Services, Inc.    472,481          35.6%      3/31/2015(2)       A/A+
                                    Investors Bank & Trust Company           356,735          15.7%      9/30/2007(3)       A/A
                                    Ernst & Young                            147,195           9.0%     12/31/2006         NR/NR

---------------------------
1.   As of April 30, 2003.
2.   97,947 square feet expires March 31, 2008.
3. 28,246 square feet expires November 30, 2010 and 73,008 square feet expires June 30, 2011.


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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


JOHN HANCOCK TOWER (CONT.)

Appraised Value(1):             $655,000,000

LTV(1)(2):                      48.9%

U/W DSCR(3):                    3.01x

Reserves:                       Springing for taxes, insurance, replacement
                                reserves and TI/LC's.

Lockbox:                        Hard

Prepayment:                     Defeasance beginning two years after
                                securitization. Prepayment without penalty permitted two months prior to Maturity Date.

B Note: $40 million subordinated B Note will be sold in a private placement. The B Note does not receive principal until the A Notes are paid in full.

Mezzanine Debt:                 $87 million mezzanine financing from Lehman
                                Brothers and Morgan Stanley is co-terminus with the first mortgage and is subject to an intercreditor agreement which complies with rating agency guidelines.


---------------------------
1.   Based on appraisal dated April 1, 2003.
2. As of Cut-Off Date and is based on a loan amount that includes the A-1, A-2, and A-3 Notes.
3. Based on underwritten net cash flow of $45,169,348, a loan amount that includes the A-1, A-2, and A-3 Notes and interest rate based on actual/360 day basis.

--------------------------------------------------------------------------------
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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


WESTFIELD SHOPPINGTOWN PLAZA BONITA AND WESTFIELD SHOPPINGTOWN VANCOUVER

Cut-Off Date Balance:                      $156,807,240

Interest Rate:                             4.883%

Anticipated Repayment Date ("ARD"):        6/11/2013

Maturity Date:                             6/11/2033

Original Term to ARD:                      10 years

Amortization:                              30 years

Sponsor:                                   Westfield America, Inc.

Properties:                                Two, two-level enclosed regional
                                           malls totaling approximately
                                           1,703,572(1) square feet of gross
                                           leasable area

Locations:                                 National City, California (Westfield
                                           Shoppingtown Plaza Bonita) and
                                           Vancouver, Washington (Westfield
                                           Shoppingtown Vancouver)

Years Built:                               Westfield Shoppingtown Plaza Bonita:
                                             1981; renovated 2001
                                           Westfield Shoppingtown Vancouver:
                                             1977; renovated 2000




---------------------------
1.   Collateral consists of approximately 842,846 square feet combined.

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


WESTFIELD SHOPPINGTOWN PLAZA BONITA AND WESTFIELD SHOPPINGTOWN VANCOUVER (CONT.)

In-Line Sales/SF(1):                       $390 psf (Westfield Shoppingtown
                                           Plaza Bonita); $298 psf (Westfield
                                           Shoppingtown Vancouver)

2002 In-Line Cost of Occupancy(1):         13.7% (Westfield Shoppingtown Plaza
                                           Bonita); 11.2% (Westfield
                                           Shoppingtown Vancouver)


Anchors(2):                                Westfield Shoppingtown Plaza Bonita:
                                           Robinsons May (153,479 square feet;
                                           credit rating of BBB+/BBB+), JCPenney
                                           (145,250 square feet; credit rating
                                           of BB+/BB) Mervyn's (86,000 square
                                           feet; credit rating of A+/A)

                                           Westfield Shoppingtown Vancouver:
                                           JCPenney (144,192 square feet; credit
                                           rating of BB+/BB), Sears (125,137
                                           square feet; credit rating of
                                           BBB+/BBB+), Meier and Frank (118,293
                                           square feet; credit rating of
                                           BBB+/BBB+), Mervyn's (82,225 square
                                           feet; credit rating of A+/A) and
                                           Nordstrom (71,719 square feet; credit
                                           rating of A-/NR)

2002 Anchor Sales(3):                      Westfield Shoppingtown Plaza Bonita:
                                           Robinsons May $42.0 million; JCPenney
                                           $21.1 million; Mervyn's $16.4 million

                                           Westfield Shoppingtown Vancouver:
                                           JCPenney $22.7 million; Sears $25.6
                                           million; Meier and Frank $33.3
                                           million; Mervyn's $15.2 million;
                                           Nordstrom $18.3 million

---------------------------
1.   In-line sales and occupancy cost are based on the year ending December
     2002.
2. Credit ratings for anchors are by S&P and Fitch, respectively, and may reflect the rating of the parent if individual department store company is not rated.
3. Approximate sales for the year ending December 2002 are estimates provided by the Borrower. Robinson's May, JCPenney, and Mervyn's are not part of the Westfield Shoppingtown Plaza Bonita collateral, and JCPenney, Sears, Meier and Frank, and Mervyn's are not part of the Westfield Shoppingtown Vancouver collateral .
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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD SHOPPINGTOWN PLAZA BONITA AND WESTFIELD SHOPPINGTOWN VANCOUVER (CONT.)

Overall Occupancy(1):             87.8% combined

Appraised Value(2):               $272,100,000

LTV(3):                           57.6%

U/W DSCR(1):                      1.94x

Reserves:                         Monthly tax escrow. Westfield America
                                  guarantees payment of insurance premiums and $1.20 psf per annum for TI/LC's and CapEx. In the event the DSCR falls below 1.10x based on a 9.25% constant, Borrower must make monthly deposits for insurance premiums and $1.20 psf per annum for TI/LC's and CapEx on in-line square feet.

Lockbox:                          Hard

Prepayment:                       Defeasance beginning two years after
                                  securitization. Prepayment without penalty permitted six months prior to ARD.

Additional Collateral:            Sponsor has posted a $7,026,171 letter of
                                  credit as additional collateral for the loan.
                                  The $7,026,171 represents 125% of the loan proceeds allocable to the difference between the current underwritten net cash flow and the 2003/2004 underwritten net cash flow.

---------------------------
1. Calculated based on 2003/2004 occupancy, underwritten net cash flow of $19,341,524, and an actual debt constant of 6.356%.
2. Based on appraisal dated June 30, 2003 for Westfield Shoppingtown Plaza Bonita and stabilized appraised value as of May 31, 2004 for Westfield Shoppingtown Vancouver.
3.   As of the Cut-Off Date.
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                                       23

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GGP MALL PORTFOLIO(1)

Cut-Off Date Balance:                  $141,453,738

Interest Rate:                         6.700%

Maturity Date:                         11/11/2008

Original Term to Maturity:             10 years

Remaining Term to Maturity:            5 years, 4 months

Amortization:                          30 years

Sponsor:                               General Growth Properties, Inc.

Properties:                            3 regional malls with an aggregate of
                                       2,274,576(2) square feet of gross
                                       leasable area (GGP Oakwood Mall with
                                       815,388 square feet; GGP Birchwood
                                       Mall with 775,943 square feet and
                                       GGP Mall of the Bluffs with 683,245
                                       square feet).

Locations:                             Eau Claire, Wisconsin (GGP Oakwood Mall);
                                       Port Huron, Michigan (GGP Birchwood
                                       Mall); Council Bluffs, Iowa (GGP Mall
                                       of the Bluffs)

Years Built:                           GGP Oakwood Mall: 1986; renovated 1991,
                                       1996

                                       GGP Birchwood Mall: 1990; renovated 1998,
                                       2000

                                       GGP Mall of the Bluffs: 1986; renovated
                                       1998


In-Line Sales/ SF(3):                  $286 (GGP Oakwood Mall); $256 (GGP
                                       Birchwood Mall); $265 (GGP Mall of the
                                       Bluffs)

In-Line Cost of Occupancy(4):          12.0% (GGP Oakwood Mall); 11.5% (GGP
                                       Birchwood Mall); 11.3% (GGP Mall of the
                                       Bluffs)

---------------------------
1. The GGP Mall Portfolio consists of three cross-collateralized and cross-defaulted loans: GGP Oakwood Mall ($56,581,495), GGP Birchwood Mall ($42,436,122) and GGP Mall of the Bluffs ($42,436,122).
2.   Collateral consists of 1,188,983 square feet.
3.   For the trailing twelve months ending February 2003.
4.   For the trailing twelve months ending March 2003.
--------------------------------------------------------------------------------
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                                       24

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GGP MALL PORTFOLIO (CONT.)

Anchors(1):                    GGP Oakwood Mall: Sears (116,620 square feet;
                               credit rating of BBB+/BBB+); Younkers (100,752 square feet; credit rating of BB/BB-); Marshall
                               Field's (100,200 square feet; credit rating of A+/A); JCPenney (97,272 square feet; credit rating of BB+/BB); Scheel's Sports (70,232 square feet; NR/NR).

                               GGP Birchwood Mall: Target (101,908 square feet; credit rating of A+/A); Marshall Field's (101,000 square feet; credit rating of A+/A); Sears (90,917 square feet; credit rating of BBB+/BBB+); Younkers (70,299 square feet; credit rating of BB/BB-); JCPenney (62,010 square feet; credit rating BB+/BB).

                               GGP Mall of the Bluffs: Dillard's (104,528 square feet; credit rating of BB+/NR); Target (91,034 square feet; credit rating of A+/A); Sears (80,240 square feet; credit rating of BBB+/BBB+); JCPenney (50,420 square feet; credit rating of BB+/BB).

2002 Anchor Sales(2):          GGP Oakwood Mall: Sears $22.0 million; Younkers
                               $17.0 million; Marshall Field's $20.0 million
                               JCPenney $20.0 million; Scheel's Sports $20.0 million

                               GGP Birchwood Mall: Sears $17.8 million; Younkers $7.2 million

                               GGP Mall of the Bluffs: Dillard's $13.0 million; Target $24.0 million; Sears $12.6 million; JCPenney $15.0 million

---------------------------
1. Credit ratings for anchors are by S&P and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.
2.  Sales for the year ending December 2002 are Borrower estimates, with the exception of Scheel's Sports at GGP Oakwood Mall and Sears and
    Yonkers at GGP Birchwood Mall, which report actual sales.
--------------------------------------------------------------------------------
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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GGP MALL PORTFOLIO (CONT.)

Overall Occupancy(1):    94.2%

Appraised Value(2):      $233,700,000

LTV(2):                  60.5%

U/W DSCR(3):             1.60x

Reserves:                On-going for taxes; monthly insurance reserves if
                         Sponsor no longer maintains blanket insurance policy

Lockbox:                 Hard

Prepayment:              Yield Maintenance beginning three years after
                         origination. Prepayment without penalty permitted nine months prior to Maturity Date.

---------------------------
1. Based on a weighted average as of May 31, 2003.
2. Based on appraisals dated May 16, 2003 for GGP Oakwood Mall, dated May 25, 2003 for GGP Birchwood Mall and dated May 22, 2003 for GGP Mall of the Bluffs.
3. Calculated based on allocated loan balances and based on aggregate underwritten net cash flow of $18,625,098 and actual debt constant of 7.743%.

--------------------------------------------------------------------------------
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                                       26

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

70 HUDSON STREET

Cut-Off Date Balance:                 $84,883,272

Interest Rate:                        4.268%

Anticipated Repayment Date ("ARD"):   6/11/10

Maturity Date:                        6/11/33

Original Term to ARD:                 7 years

Amortization:                         30 years

Sponsor:                              Hartz Mountain Industries, Inc.

Property:                             12-story, state-of-the art Class A office
                                      building with 409,272 square feet of net rentable area and an above-ground parking garage with 267 spaces.

Location:                             Jersey City, New Jersey

Year Built:                           2000

Occupancy(1):                         100.0%


Tenant:                                                                               Approx. % of     Lease            Ratings
                                      Tenant                           Square Feet    Base Rent        End Date         S&P/Fitch
                                      ------                           -----------    ---------        --------         ---------
                                      Lehman Brothers Holdings Inc.    409,272        100.0            1/31/2016        A/A+

----------------------
1.  As of April 14, 2003.
--------------------------------------------------------------------------------
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                                       27

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

70 HUDSON STREET (CONT.)

Appraised Value(1):    $135,000,000

LTV(1)(2):             62.9%

U/W DSCR(3):           2.28x

Reserves:              Lehman Brothers pays taxes and insurance directly. In the
                       event LBHI is downgraded to BBB/Baa2 by S&P and Moody's, respectively, the Hard Lockbox Account will keep in reserve up to $16,370,880 before any remittance is made to the Borrower. Upon the occurrence of a BBB-/Baa3 downgrade, the amounts in the Lockbox will be increased to $20,463,600. Once the rating is increased to A2/A and provided that the DSCR is greater than 1.10x, all amounts in the Hard Lockbox in excess of reserves and debt service will be released to the Borrower.

Lockbox:               Hard


Prepayment:            Defeasance beginning two years after securitization.
                       Prepayment without penalty permitted two months prior to ARD.

---------------------------
1.  Based on appraisal dated April 21, 2003.
2.  As of Cut-Off Date.
3. Based on underwritten net cash flow of $11,483,571 and actual debt constant of 5.916%.

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE MALL AT STEAMTOWN

Cut-Off Date Balance:                    $41,000,000

Interest Rate:                           6.250%

Maturity Date:                           7/11/2013

Original Term to Maturity:               10 years

Amortization:                            30 years

Sponsor:                                 Albert Boscov and Edwin Lakin

Property:                                Regional mall with 568,657 square feet
                                         of gross leaseable area

Location:                                Scranton, Pennsylvania

Year Built:                              1993; renovated 2001

In-Line Sales/ SF(1):                    $310

2002 In-Line Cost of Occupancy(1):       14.6%





---------------------------
 1. Based on actual sales figures through December 2002.

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE MALL AT STEAMTOWN (CONT.)

Anchors: (1)           Boscov's (181,587 square feet) and The Bon-Ton Store
                       (113,186 square feet)

2002 Anchor Sales(2):  Boscov's $34.3 million; The Bon-Ton Store $10.3 million


Major Tenants (1):                                         Square       Approx. % of          Lease
                       Tenant                               Feet         Base Rent           End Date
                       ------                               ----         ---------           --------
                       Boscov's                            181,587         10.3%             1/31/2024
                       The Bon-Ton Store                   113,186          5.7%             1/31/2014
                       United Artists/Marquee Cinemas      30,000           4.4%(3)          5/30/2018
                       Abercrombie & Fitch                  7,319           3.0%            12/31/2011
                       Hollister                            7,000           2.9%             1/31/2008
                       The Gap                              6,339           2.5%             5/31/2005
                       Express                              6,930           2.0%             1/31/2007


---------------------------
 1. Boscov's has additional space consisting of Boscov's Addition (3,311 square feet), Boscov's Women's World (4,094 square feet), and Boscov's Furniture (31,075 square feet - bridge space), which are included as in-line space.
 2. Boscov's sales figures include Boscov's Addition and Boscov's Women's World, and exclude Boscov's Furniture.
 3. Based on Marquee Cinemas' contractual rent, which is expected to commence in November 2003.

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE MALL AT STEAMTOWN (CONT.)



Overall Occupancy(1):   95.2%

Appraised Value(2):     $63,300,000

LTV(2)(3):              64.8%

U/W DSCR(4):            1.93x

Reserves:               On-going for taxes, TI/LC's, and replacement reserves.
                        Borrower will pay insurance directly and has provided a $210,347 Insurance Reserve. If the Borrower fails to pay insurance, the reserve can be used to force-place a stand-alone policy, and monthly escrows will be required.

Lockbox:                Hard

Prepayment:             Defeasance beginning two years after securitization.
                        Prepayment without penalty permitted one month prior to Maturity Date.

Subordinate Debt:       The City of Scranton and the Commonwealth of
                        Pennsylvania have invested approximately $27.1 million in the property through subordinate financing encumbering the Property.(5) This subordinate debt is subject to a subordination and intercreditor agreement, which provides for payment and lien subordination and a standstill on remedies. Payments on the subordinate debt are permitted out of net cash flow only if there is no default under the senior loan.


---------------------------
 1. As of May 21, 2003.
 2. Based on appraisal dated May 2, 2003.
 3. As of the Cut-Off Date.
 4. Calculated based on actual debt constant of 7.389% and underwritten net cash flow of $5,845,306, including the executed leases for Marquee Cinemas, which is expected to be in place by November 2003, and Hollister, which is expected to take occupancy in September 2003.
 5. Approximately $3.7 million of this amount has been invested in connection with the closing of the loan.


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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GGP PIERRE BOSSIER MALL

Cut-Off Date Balance:            $39,485,289

Interest Rate:                   6.530%

Maturity Date:                   10/11/08

Original Term to Maturity:       10 years

Remaining Term to Maturity:      5 years, 3 months

Amortization:                    30 years

Sponsor:                         General Growth Properties, Inc.

Property:                        Regional mall with 608,063(1) square foot of
                                 gross leasable area.

Location:                        Bossier City, Louisiana

Year Built:                      1985; renovated 1990 & 1992

In-Line Sales/ SF(2):            $308

In-Line Cost of Occupancy(3):    11.6%

Anchors(4):

                                 Dillard's (126,685 square feet; credit rating of BB+/NR); JCPenney (82,223 square feet; credit rating of BB+/BB); Sears (79,420 square feet; credit rating of BBB+/BBB+); Stage (35,012 square feet; NR/NR)

2002 Anchor Sales(5):            Dillard's $27.5 million; JCPenney $19.0
                                 million; Sears $15.0 million; Stage $3.4 million



----------------------------
 1. Collateral consists of 387,856 square feet.
 2. For the trailing twelve months ending February 2003.
 3. For the trailing twelve months ending March 2003.
 4. Credit ratings are by S&P and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.
 5. Sales for the year ending December 2002 are Borrower estimates, with the exception of Dillard's and Stage, which report actual sales.


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

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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GGP PIERRE BOSSIER MALL (CONT.)

Top Five Major & In-Line Tenants:    Tenant                  Square Feet      Lease End Date
                                     ------                  -----------      --------------
                                     Gap/Gap Kids              11,486            1/31/2006
                                     JCPenney Home Store       11,394           11/30/2006
                                     Express                   10,500            1/31/2004
                                     David's Bridal            10,061            9/30/2011
                                     Bennigan's                 7,010            9/30/2011

Overall Occupancy(1):                94.6%

Appraised Value(2):                  $73,000,000

LTV(1)(2):                           54.1%

U/W DSCR(3):                         1.80x

Reserves:                            On-going for taxes; monthly insurance
                                     reserves if Sponsor no longer maintains
                                     blanket insurance policy.

Lockbox:                             Hard

Prepayment:                          Yield Maintenance beginning three years
                                     after origination. Prepayment without
                                     penalty permitted nine months prior to
                                     Maturity Date.

---------------------------
 1.  As of May 28, 2003 excluding non-collateral, vacant anchor space.
 2.  Based on appraised dated May 21, 2003.
 3. Calculated based on underwritten net cash flow of $5,744,371 and an actual debt constant of 7.609%.


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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS



                                       OTHER SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------------------------------------------

                                                                         % OF INITIAL
         NAME                   PROPERTY TYPE           CUT-OFF DATE     MORTGAGE POOL         U/W         LTV(2)
                                                          BALANCE           BALANCE           DSCR(1)
-------------------------------------------------------------------------------------------------------------------
39 Broadway                        Office               $66,932,015           4.8%             1.36x         76.1%
-------------------------------------------------------------------------------------------------------------------
Gardens on El Paseo            Anchored Retail           53,000,000            3.8             1.50          75.0
-------------------------------------------------------------------------------------------------------------------
1200 Harbor Boulevard              Office                50,000,000            3.6             1.88          70.4
-------------------------------------------------------------------------------------------------------------------
The Cable Building                 Office                45,416,244            3.2             1.52          73.3
-------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED AVERAGE:             --                $215,348,259          15.3%             1.55x         73.9%
-------------------------------------------------------------------------------------------------------------------

---------------------------
 1. Calculated based on underwritten net cash flow and actual debt service constant.
 2.  Calculated based on Cut-Off Date balance and related appraised value.




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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

39 BROADWAY

Cut-Off Date Balance:                $66,932,015

Interest Rate:                       5.900%

Maturity Date:                       06/11/2013

Original Term to Maturity:           10 years

Amortization:                        30 years

Sponsor:                             Rubin Schron

Property:                            37-story, Class B office building comprised
                                     of 449,834 square feet

Location:                            New York, New York

Year Built:                          1928; renovated 1999

Occupancy(1):                        93.8% leased

Major Tenants:                       The Property has a diverse tenancy of 63
                                     tenants, with no tenant representing more than 4.3% of the total base rent. The chart below shows the top five office tenants:


                                                                            Square     Approx. % of         Lease End
                                    Tenant                                   Feet       Base Rent             Date
                                    ------                                   ----       ---------             ----
                                    Board of Trade of NYC                   18,880         4.3%             6/30/2014
                                    Waterhouse Securities, Inc.             16,890         4.1%             4/30/2010
                                    Waterfront Commission of NY Harbor      16,890         4.0%             6/30/2011
                                    State Bank of India                     16,890         4.0%             7/31/2010
                                    Community Resource Exchange, Inc.       16,890         3.8%             3/31/2012



---------------------------
 1.      The Property is 85.5% occupied and 93.8% leased as of March 31, 2003.

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

39 BROADWAY (CONT'D)

Appraised Value(1):     $88,000,000

LTV(1)(2):              76.1%

U/W DSCR(3):            1.36x

Reserves:               Upfront TI/LC reserve of $1 million. On-going for taxes,
                        insurance, TI/LC's, and replacement reserves.

Lockbox:                Hard

Prepayment:             Defeasance beginning two years after securitization.
                        Prepayment without penalty permitted three months prior to Maturity Date.


---------------------------
1.  Based on appraisal dated November 1, 2002.
2.  As of Cut-Off Date.
3. Calculated based on underwritten net cash flow of $6,462,160 and actual debt constant of 7.118%.


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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GARDENS ON EL PASEO

Cut-Off Date Balance:                    $53,000,000

Interest Rate:                           4.900%

Anticipated Repayment Date ("ARD"):      5/11/08

Maturity Date:                           5/11/34

Original Term to ARD:                    5 years

Amortization:                            Interest Only for first year, 30 year
                                         amortization thereafter

Sponsor:                                 Verizon Pension Fund/Davis Street Land
                                         Company

Property:                                Open-air retail center with 200,265
                                         square feet of gross leasable area

Location:                                Palm Desert, California

Year Built:                              1998

2002 In-Line Sales/SF(1):                $488

2002 In-Line Cost of Occupancy(1):       9.4%



---------------------------
 1. For the year ending December 2002 as reported by Borrower.




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

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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GARDENS ON EL PASEO (CONT.)

Anchor & Major National Tenants:

                                                                                             Approximate %
                                       Tenant                             Square Feet        of Base Rent            Lease End Date
                                       ------                             -----------        ------------            --------------
                                       Saks Fifth Avenue (Anchor)            50,247              16.9                   11/30/18
                                       Tommy Bahama's                        12,410              13.0                   10/31/10
                                       Pottery Barn                           9,377               4.7                    4/30/12
                                       Brooks Brothers                        7,138               3.3                    3/31/14
                                       Banana Republic                        5,656               2.8                    1/31/09
                                       Tiffany                                4,531               4.2                    1/31/14
                                       Williams Sonoma                        4,406               2.0                    4/30/11
                                       (1)

2002 Anchor Sales(1):                  Saks Fifth Avenue $19.2 million

Overall Occupancy(2):                  93.8%

Appraised Value(3):                    $70,700,000

LTV(3)(4):                             75.0%

U/W DSCR(5):                           1.50x

Reserves:                              On-going for taxes and insurance. Upfront
                                       reserves for TI/LC's.

Lockbox:                               Hard

Prepayment:                            Defeasance beginning two years after
                                       securitization. Prepayment without
                                       penalty permitted three months prior to
                                       ARD.



---------------------------
 1. For the year ending December 2002 as reported by Borrower.
 2. As of April 30, 2003.
 3. Based on appraisal dated February 26, 2003.
 4. As of the Cut-Off Date.
 5. Calculated based on underwritten net cash flow of $5,064,365 and actual debt constant of 6.369%.



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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1200 HARBOR BOULEVARD

Cut-Off Date Balance:             $50,000,000

Interest Rate:                    4.590%

Maturity Date:                    07/11/2013

Original Term to Maturity:        10 years

Amortization:                     30 years

Sponsor: Hartz Mountain Industries, Inc. (33.34%), Hartz Mountain Industries - NJ LLC (49.0%), UBS Wealth Management (17.66%)

Property:                         Ten-story, Class A office building comprised
                                  of 407,825 square feet

Location:                         Weehawken, New Jersey

Year Built:                       1989

Occupancy(1):                     100%

Major Tenants(2):                 The Property is occupied by 11 tenants, with
                                  approximately 56.3% of the total base rent derived from UBS Wealth Management, rated
                                  AA+/AAA by S&P and Fitch, respectively. The chart below shows the top three tenants:


                                                                                      Approx. %         Lease End           Ratings
                                  Tenant                      Square Feet          of Base Rent           Date             S&P/Fitch
                                  ------                      -----------          ------------           ----             ---------
                                  UBS Wealth Management         219,646               56.3%             12/31/2013          AA+/AAA
                                  Icon CMT Corp.                 54,252               14.2%              2/28/2006           NR/NR
                                  The Swatch Group (US HQ)       35,308                8.8%              5/31/2006           NR/NR



---------------------------
 1. As of May 1, 2003.
 2. Credit ratings are by S&P and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.

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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1200 HARBOR BOULEVARD (CONT.)

Appraised Value(1):     $71,000,000


LTV(1)(2):              70.4%

U/W DSCR(3):            1.88x

Reserves:               On going for taxes, insurance, TI/LC's, and replacement
                        reserves. $20.00 psf will be reserved for approved leasing expenses by expiration of the Icon and Swatch leases and by Maturity in connection with the UBS lease.

Lockbox:                Hard


Prepayment:             Defeasance beginning two years after securitization.
                        Prepayment without penalty permitted three months prior to Maturity Date.



---------------------------
 1. Based on appraisal dated May 12, 2003.
 2. As of the Cut-Off Date.
 3. Calculated based on underwritten net cash flow of $5,766,818 and actual debt constant of 6.145%.




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

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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE CABLE BUILDING

Cut-Off Date Balance:          $45,416,244

Interest Rate:                 5.970%

Maturity Date:                 05/11/2013

Original Term to Maturity:     10 Years

Amortization:                  30 Years

Sponsor:                       Harry Feldman and Jules Demchek

Property:                      Nine-story, Class B office building comprised of
                               207,215 square feet

Location:                      New York, New York

Year Built:                    1894; renovated 2002

Occupancy(1):                  97.0%

Major Tenants:                 The Property has a diverse tenancy with 135
                               tenants. The chart below shows the top three tenants:


                                                                        Square         Approx. %              Lease
                               Tenant                                    Feet        of Base Rent            End Date
                               ------                                    ----        ------------            --------
                               Crate & Barrel (European Designs, MC)    42,580           40.9%              10/15/2022
                               Angelika Film Center                     16,912            8.3%               8/27/2026
                               Rhodes Associates                         8,350            1.0%               5/31/2008



---------------------------
 1.      As of March 1, 2003.



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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE CABLE BUILDING (CONT'D)

Appraised Value(1):          $62,000,000

LTV(1)(2):                   73.3%

U/W DSCR(3):                 1.52x

Reserves:                    On going for taxes, insurance, TI/LC's, and
                             replacement reserves.

Lockbox:                     Hard; Soft for smaller tenants

Prepayment:                  Defeasance beginning two years after
                             securitization. Prepayment without penalty permitted three months prior to Maturity Date.



---------------------------
 1. Based on appraisal dated May 1, 2003
 2. As of the Cut-Off Date.
 3. Calculated based on underwritten net cash flow of $4,970,905 and actual debt constant of 7.171%.


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










--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------

o  Weighted average DSCR of 1.81x; weighted average Cut-Off Date LTV of 66.9%

o The significant mortgage loans discussed in this presentation have a weighted average DSCR of 2.01x and a weighted average Cut-Off Date LTV of 61.4% and collectively represent 59.7% of the initial mortgage pool balance.

o  Strong sponsorship and repeat borrowers

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and Investment Grade Loans comprise 95.5% of the initial mortgage pool balance

o  Geographically diversified with properties located in 29 states

o 93.2% of the loans have ongoing reserves for replacements, 99.6% for taxes and 95.1% of such loans have ongoing reserves for insurance(2)

o  98.2% of the initial mortgage pool balance have cash management systems

o Established relationship between Lehman Brothers and UBS Investment Bank - this transaction marks the 19th overall transaction between Lehman Brothers and UBS Investment Bank since early 2000


------------------------
1. Multifamily component includes mobile home park properties representing 1.2% of the aggregate pool.
2. As of the Cut-Off Date; excludes the Investment Grade Loans. In instances where there are no tax or insurance escrows, certain creditworthy tenants are permitted to pay taxes directly or self insure.

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











--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:



     NAME OF REPORT                            DESCRIPTION (INFORMATION PROVIDED)
     ------------------------------------------------------------------------------------------------------
1    Distribution Date Statements              Principal and interest distributions, principal balances

2    Mortgage Loan Status Report               Portfolio stratifications

3    Comparative Financial Status Report       Revenue, NOI, DSCR to the extent available

4    Delinquent Loan Status Report             Listing of delinquent Mortgage Loans

5    Historical Loan Modification Report       Information on modified Mortgage Loans

6    Historical Liquidation Report             Net liquidation proceeds and realized losses

7    REO Status Report                         NOI and value of REO

8    Servicer Watch List                       Listing of loans in jeopardy of becoming specially serviced

9    Loan Payoff Notification Report           Listing of loans that have given notice of intent to payoff


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







--------------------------------------------------------------------------------
                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE


DATE                       EVENT
================================================================================
Week of July 7, 2003       Structural & Collateral Flipbooks and Presale Reports
                           Available/ Road Shows/ Investor Calls
                           Red Herrings Available
--------------------------------------------------------------------------------
Week of July 14, 2003      Pricing
--------------------------------------------------------------------------------
Week of July 28, 2003      Closing



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